FIRST UNION

                                     SIGNET

          (Map of Virginia, Maryland and Washington, D.C. appears here)


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CAUTIONARY STATEMENT

This presentation contains certain estimates regarding each of First Union Corporation, Signet Banking Corporation and the combined company following the merger, including statements relating to cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger, and certain restructuring charges expected to be incurred in connection with the merger. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in First Union Corporation's Current Report of Form 8-K, dated July 21, 1997, as filed with the Securities and Exchange Commission, to which report reference is hereby made.

(First Union Logo appears here)  SIGNET


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THE POWER OF THE COMBINED FRANCHISE

o Establishes leading deposit share in attractive Virginia market

o Creates no. 2 deposit share in VA, MD, DC region

  December 31, 1997 (pro forma; estimates)
  Assets:           $29 billion
  Loans:            $16 billion
  Deposits:         $20 billion
  Equity:           $2.6 billion
  Customer Base:    2.2 million

No. 1 in Richmond (25%), Roanoke (40%)
No. 3 in D.C. MSA (13%)
No. 3 in Baltimore (12%)

(Map of Virginia, Maryland and Washington, D.C. appears here)

o Virginia, Maryland and Washington D.C. Headquarters: Richmond

(First Union Logo appears here)
SIGNET                           EXHIBIT 2                  POWERFUL COMBINATION


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CONSISTENT WITH ACQUISITION STRATEGY BURDEN OF PROOF

1. Accretive within 18 months on a cumulative basis

2. Saves time

3. Supports achievement of growing and diversifying revenue production


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SIGNET                           EXHIBIT 3                  TRANSACTION OVERVIEW

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FINANCIAL BENEFITS:
OPPORTUNITY FOR HIGHER PERFORMANCE

Financial Performance Guidelines                             Signet Pro Forma(1)
--------------------------------------------------------------------------------
ROE                                  18-20%                           31%
EPS Growth                           10-13%                           13% +
ROA                                1.30-1.50%                       2.64%
Overhead Efficiency Ratio            53-57%                           33%
Fee Income/Revenue                     40%                            40%(2)

Tier 1 Leverage                    6.00-7.00%                    [check mark]
NCO/Average Loans                   50-65bp                      [check mark]
Dividend Payout                      30-35%                      [check mark]

Assumes Average Annual Asset Growth 4-6%

(1)  Based on $2.62 1998 consensus EPS estimate, adjusted for synergies.
(2)  Represents 1Q1997 (annualized) adjusted for projected revenue enhancements.

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SIGNET                           EXHIBIT 4                  FINANCIAL OBJECTIVES


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TERMS OF TRANSACTION

Fixed Exchange Ratio           .55 First Union shares for each Signet share

Indicated Purchase Price
Per Share                      $53.59

Indicated Total Price          $3.25 Billion

Accounting Method              Pooling of interests

First Union Shares Issued (1)  33.3 million, representing 10.5% pro forma
                               Signet ownership

Stock Buybacks                 Authorization rescinded by First Union and
                               Signet Boards

Management Structure           Malcolm S. McDonald, Chief Executive Officer
                               Benjamin P. Jenkins III, Chief Operating Officer

Expected Closing               By Year-End 1997

Expected Conversion            April 30, 1998


(1) Excludes re-issuance of up to 2.6 million shares, net, required to qualify transaction for pooling-of-interest accounting treatment.

Based on closing prices as of July 18, 1997.

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SIGNET                           EXHIBIT 5                     TRANSACTION TERMS


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TRANSACTION OVERVIEW

Premium to Market                                46%

Price to Book Value                              3.46x

Pricing Multiples Adjusted for Synergies:(1)

         1997 Estimated Earnings(2)              10.3x

         1998 Estimated Earnings                 9.8x

(1) First Call consensus estimates prior to June 3, 1997 redesign announcement, adjusted to reflect full merger synergies.

(2) Excludes pre-tax and post-tax restructuring charges of $181 million and $135 million, respectively or $0.42 per share to be taken in 4th quarter of 1997, and net of Signet pre-tax and post-tax restructuring charges of $58 million and $38 million, respectively taken in 2nd quarter of 1997.

Note:  Closing prices as of July 18, 1997.


(First Union Logo appears here)
SIGNET                           EXHIBIT 6                  TRANSACTION OVERVIEW

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FAVORABLE TRANSACTION FOR FIRST UNION

                                      First       Signet       Comparable
                                      Union    Transaction   Acquisitions(1)
                                      -----    -----------   ---------------
Multiples Adjusted for Synergies:

         Last 12 Months Earnings      14.6x        10.7x          13.4x

         1997 Estimated Earnings      13.9x        10.3x          12.8x

         1998 Estimated Earnings      12.5x         9.8x          11.9x

Note:  Closing prices as of July 18, 1997.

(1) Represents mean multiples, adjusted for synergies on all comparable bank transactions between $350 million and $5 billion announced since January 1, 1996.

(First Union Logo appears here)
SIGNET                           EXHIBIT 7                    FINANCIAL BENEFITS

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FINANCIAL BENEFITS:
EARNINGS PER SHARE


                                             1998 est.         1999 est.
--------------------------------------------------------------------------
                                           $mm      EPS      $mm      EPS
                                          ------   -----    ------   -----
1 First Union(1)                          $2,222   $7.81    $2,465   $8.59
2 Signet(1)                                  159    2.62       176    2.88

After-tax Adjustments

3 Expense Efficiencies                      $108   $ .34      $155   $ .48
4 Revenue Enhancements                        15     .05        19     .06
                                          ------   -----    ------   -----
5 Total Adjustments                         $123   $ .39      $174   $ .54
                                          ------   -----    ------   -----
6 Total Reported Earnings
    on Combined Shares(2)                 $2,504   $7.82    $2,815   $8.72
                                          ------            ------
7 Accretion to Earnings                              .01               .13
8 Total Cash Earnings on Combined Shares  $2,717   $8.48    $3,029   $9.38
                                          ------            ------
9 Leverage Ratio                            8.21%             9.28%

(1) 1998 First Union earnings per share based on First Call Consensus estimate. 1998 Signet earnings per share based on First Call Consensus estimate prior to 6/3/97 corporate redesign announcement. 1999 earnings per share are not First Call estimates. Such earnings are presented for illustrative purposes only and are based upon each company's 1998 earnings per share plus 10%.

(2) Assumes 320.4 million shares outstanding in 1998, and 322.9 million shares outstanding in 1999.

(First Union Logo appears here)
SIGNET                           EXHIBIT 8                    FINANCIAL BENEFITS

THE POWER OF THE COMBINATION:
EXPENSE EFFICIENCIES

o Expense Efficiencies of $242 Million (pre-tax)

  - Represents less than 5% of First Union pro forma combined expense base

  - Synergies fully phased in by 1999

o   Represents approximately 50% of 1996 expenses

  - Improves Signet's efficiency ratio to 33%


(First Union Logo appears here)
SIGNET                           EXHIBIT 9                    FINANCIAL BENEFITS

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THE POWER OF THE COMBINATION:
ESTIMATED EXPENSE EFFICIENCIES

($ Millions)                           1998     1999
----------------------------------------------------
Banking Units                           $81     $115

Staff and Other                          45       61

Automation & Operations                  43       66
                                       ----     ----
Total Pre-Tax Expense Efficiencies     $169     $242

Total After-Tax Expense Efficiencies   $108     $155


(First Union Logo appears here)
SIGNET                           EXHIBIT 10                   FINANCIAL BENEFITS


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THE POWER OF THE COMBINATION:
ESTIMATED INCREMENTAL REVENUE ENHANCEMENTS

($ Millions)                                   1998     1999
------------------------------------------------------------
Capital Markets                                 $13      $16

Capital Management                               12       14

Other                                             5        7
                                               -----    ----
Total Incremental Revenue                       $30      $37

Incremental Revenue After Tax and Expenses      $15      $19



(First Union Logo appears here)
SIGNET                           EXHIBIT 11                   FINANCIAL BENEFITS

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SCOPE OF THE OPPORTUNITY:
SIGNIFICANT UPSIDE POTENTIAL EXISTS

o Expected to be similar to First Fidelity experience:

  - Small business banking             Outstandings up 50%
                                       Commitments up 60%

  - Commercial banking                 Loan production up 27%
                                       Cash management sales up 37%

  - Consumer loan production           Production up 36%
                                       Monthly branch volume up 150%
                                       Loan yields up 70 bps

  - Investment products                Opened 21,000 new CAP accounts
                                       Brokerage commissions up 56%

(First Union Logo appears here)
SIGNET                           EXHIBIT 12                   FINANCIAL BENEFITS

FIRST UNION AND SIGNET:
THE LOGIC OF THE MERGER

o Financially and strategically attractive transaction
  - Accretive in 1998
  - Low-risk in-market transaction
  - Provides substantial increase in market share in key growth markets

o Synergies in key businesses
  - Direct banking
  - Middle-market/small business lending
  - Capital Management and Capital Markets
  - Cross-sell opportunities to approximately 1 million new customers

o Enhances platform for leveraging technological capability
  - National direct marketing
  - Powerful data-mining systems
  - Year 2000 cost savings




(First Union Logo appears here)
SIGNET                           EXHIBIT 13                  STRATEGIC RATIONALE

A POWERFUL COMBINATION:
SYNERGIES

Signet

o Attractive market position in Richmond, Baltimore, Hampton Roads

o National Direct Marketing of Consumer, Home Equity and Second Mortgage Loans

o Powerful data-mining systems

o Dynamic, affluent customer base

o Middle-market commercial banking strength

First Union

o Attractive market position in Roanoke, Washington, D.C., Baltimore

o Nationwide network of Home Equity and Mortgage Origination Offices

o 8 million customer households

o Powerful capital management products and services

o Full range of capital markets products and services targeted at middle-market companies


(First Union Logo appears here)
SIGNET                           EXHIBIT 14                 POWERFUL COMBINATION

MERGER EXPERTISE: SIMILAR IN-MARKET
BANK ACQUISITIONS IN VIRGINIA

                                           Columbia        All In-Market
                           Ameribanc         First    Acquisitions since 1993
-----------------------------------------------------------------------------
Assets ($ Millions)         $1,100          $2,600           $27,000

Cost Savings                 50.7%           52.3%              47%

Closing                     Apr-95          Nov-95              NA

Fully Integrated            May-95          Dec-95              NA

Months to Integration          2               1               1.9


(First Union Logo appears here)
SIGNET                           EXHIBIT 15                     MERGER EXECUTION

DECISION FRAMEWORK

o Meets Burden of Proof                          [check mark]

o Supports Financial Performance Guidelines      [check mark]

o Complementary Customer Base                    [check mark]

o Geographic Fit                                 [check mark]

o Saves Time                                     [check mark]

o First Union's Capacity to Execute              [check mark]



(First Union Logo appears here)
SIGNET                           EXHIBIT 16                  LOGIC OF THE MERGER

FIRST UNION AND SIGNET:
THE POWER OF THE COMBINED FRANCHISE


December 31, 1997 (pro forma; estimates)
     Assets:                    $157 billion              [Map of Eastern
     Loans:                     $106 billion              United States
     Deposits:                  $101 billion              appears here]
     Equity:                    $11.4 billion
     Branches:                  2,200

Rankings:
     6th                        in assets
     3rd largest                branch network
     4th largest                ATM network
     No. 1                      in deposits in regional footprint
     Among Top 5                middle-market commercial lenders
     Leadership position        in media lending, mortgage
                                banking, commercial leasing,
                                direct banking, technology,
                                small business banking, home
                                equity lending
     25th largest               provider of mutual funds



(First Union Logo appears here)
SIGNET                           EXHIBIT 17                 POWERFUL COMBINATION

                            SUPPLEMENTAL INFORMATION


(First Union and Signet Logos appear here)

First Union Today:
Long-Term Shareholder Value Creation

(Graph appears below with the following information:)

      Dividend Growth
Current Dividend Annualized

       In Dollars
     -------------
     1978      .29
     1979      .31
     1980      .33
     1981      .36
     1982      .40
     1983      .45
     1984      .49
     1985      .58
     1986      .65
     1987      .77
     1988      .86
     1989     1.00
     1990     1.08
     1991     1.12
     1992     1.28
     1993     1.50
     1994     1.72
     1995     1.96
     1996     2.20
     Current  2.44*

* Reflects dividend increase announced June 17, 1997. Not restated for two-for-one stock split to be paid July 31, 1997.


(First Union Logo appears here)
SIGNET                                                                         1

REVENUE STARS
GROWTH IN FEE INCOME 1996 VS. 1995

1996 vs. 1995                            1Q97 vs. 1Q96
----------------------------             ----------------------------
Wells Fargo       84.34%   *             Wells Fargo       79.66%   *
Norwest           37.97%                 First Union       46.86%
Bankers Trust     36.60%   +             Republic New York 29.20%
J.P. Morgan       31.74%   +             PNC Bank          28.27%
First Union       25.65%                 Norwest           26.11%
Bank of New York  20.84%                 NationsBank       25.76%   *
Banc One          19.99%   *             Bank of New York  17.28%
NationsBank       18.45%   *             Bankers Trust     16.19%
Fleet Financial   18.38%   *             Banc One          14.79%
Mellon Bank Corp  16.71%                 Suntrust          14.26%
First Bank System 15.66%                 Citicorp          11.91%
Wachovia          13.86%                 Fleet Financial   11.52%   *

Data from SNL Securities and corporate earnings releases.
Excludes securities gains and losses and unusual or nonrecurring gains and losses.
* Growth rate substantially affected by accounting treatment of acquisitions. + Significant growth in trading income.


(First Union Logo appears here)
SIGNET                                                                         2

ASSET QUALITY: AVERAGE CHARGE-OFFS 1987-1996
COMPARED WITH PEERS

1.       0.54     Suntrust
2.       0.56     First Union
3.       0.56     Wachovia
4.       0.63     KeyCorp
5.       0.67     Barnett Banks
6.       0.68     Republic New York
7.       0.73     National City Corp.
8.       0.81     Nationsbank
9.       0.83     J.P. Morgan
10.      0.84     PNC Bank
11.      0.98     BankAmerica
12.      1.00     Corestates
13.      1.01     Banc One
14.      1.16     Fleet Financial
15.      1.16     Wells Fargo
16.      1.17     Bank of Boston
17.      1.00     First Bank System
18.      1.20     Norwest
19.      1.45     First Chicago
20.      1.46     Bank of New York
21.      1.46     Chase Manhattan
22.      1.49     Mellon Bank Corp
23.      1.55     Citicorp
24.      1.78     Bankers Trust

Originally reported data. 1995 data reflects 1/1/96 merger with First Fidelity.



(First Union Logo appears here)
SIGNET                                                                         3

PRODUCTIVITY: FTU PERFORMANCE*

                  1990     1991     1992     1993    1994     1995     1996
---------------------------------------------------------------------------
Overhead
Efficiency        60.8%    58.6     57.6    57.8     59.0     57.0     54.1

ROA               0.79%    0.77     1.07     1.20    1.27     1.21     1.31

ROE              12.5%     11.9     15.3     17.4    17.0     16.7     18.9


* Overhead efficiency excluding OREO and intangibles amortization. Overhead efficiency, ROA and ROE before SAIF and merger-related charges.


(First Union Logo appears here)
SIGNET                                                                         4

CONCENTRATION OF COMPANIES WITH
ANNUAL SALES $20 MM - 250 MM +

Together, the VA, MD, D.C. region accounts for 29% of the total Southeast middle-market companies.

(Bar Graph appears below with the following information:)

Virginia            15%
Maryland            11%
Washington, D.C.     3%
Florida             28%
Georgia             18%
North Carolina      15%
South Carolina       7%
Delaware             3%

Source: U.S. Statistical Abstract 1996.



(First Union Logo appears here)
SIGNET                                                                         5

NEW CORPORATE FACILITIES AND EXPANSIONS
1994-1996

(Bar Graph appears below with the following information:)

South Atlantic      5,123
Middle Atlantic     1,528
East North Central  5,626
West North Central  2,787
East South Central  2,165
Pacific             1,064
West South Central    920
Mountain              889
New England           290

South Atlantic:  DC, DE, FL, GA, MD, NC, SC, VA, W.VA
Middle Atlantic:  NJ, NY, PA
Source: Site Selection Magazine February 1997


(First Union Logo appears here)
SIGNET                                                                         6

OVER 32% OF SOUTHEAST'S GROSS STATE PRODUCT: COMBINED VA, MD, D.C. REGION


(Bar Graph appears below with the following information:)

Virginia            16
Maryland            12
Washington, D.C.     4
Florida             27
Georgia             16
North Carolina      16
South Carolina       7
Delaware             2

% of Total Southeast Gross State Product

Source: U.S. Statistical Abstract 1996.

(First Union Logo appears here)
SIGNET                                                                         7

SIGNET REGION:
HIGH, FAST-GROWING INCOMES PER CAPITA

Personal Income Per Capita and Growth

(Bar Graph appears below with the following information:)

                   1980     1995
                 ------    ------
U.S. Average      9,940    12,848  (+129%)  22,788

FTU "South"       8,351    12,441  (+149%)  20,792

FTU "North"      11,001    15,668  (+142%)  26,669

Signet States    11,063    16,203  (+146%)  27,266

Source:  U.S. Statistical Abstract 1996.


(First Union Logo appears here)
SIGNET                                                                         8